Capital City Bank Group

Investor Presentation

December 2016

NASDAQ:CCBG

Forward-Looking Statement

This presentation includes forward-looking statements, including statements about future results. These statements are subject to uncertainties and risks, which could cause the Company's future results to differ materially. The following factors, among others, could cause the Company's actual results to differ: our ability to successfully manage interest rate risk, liquidity risk, and other risks inherent to our industry; legislative or regulatory changes, including the Dodd-Frank Act, Basel III, and the ability to repay and qualified mortgage standards; the effects of security breaches and computer viruses that may affect our computer systems or fraud related to debit card products; the accuracy of our financial statement estimates and assumptions, including the estimates used for our loan loss provision, deferred tax asset valuation and pension plan; the frequency and magnitude of foreclosure of our loans; the effects of our lack of a diversified loan portfolio, including the risks of geographic and industry concentrations; the strength of the United States economy in general and the strength of the local economies in which we conduct operations; our ability to declare and pay dividends, the payment of which is now subject to our compliance with heightened capital requirements; changes in the securities and real estate markets; changes in monetary and fiscal policies of the U.S. Government; inflation, interest rate, market and monetary fluctuations; the effects of harsh weather conditions, including hurricanes, and man-made disasters; our ability to comply with the extensive laws and regulations to which we are subject, including the laws for each jurisdiction where we operate; the willingness of clients to accept third-party products and services rather than our products and services and vice versa; increased competition and its effect on pricing; technological changes; negative publicity and the impact on our reputation; changes in consumer spending and saving habits; growth and profitability of our noninterest income; changes in accounting principles, policies, practices or guidelines; the limited trading activity of our common stock; the concentration of ownership of our common stock; anti-takeover provisions under federal and state law as well as our Articles of Incorporation and our Bylaws; other risks described from time to time in our filings with the Securities and Exchange Commission; and our ability to manage the risks involved in the foregoing. Additional factors can be found in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2015, and the Company's other filings with the SEC, which are available at the SEC's internet site (http://www.sec.gov). Forward-looking statements in this presentation speak only as of the date of this presentation. The Company assumes no obligation to update forward-looking statements or the reasons why actual results could differ.

Corporate Profile

NASDAQ:CCBG

- Oldest Florida-based Publicly Traded Bank
- Managed Multiple Business Cycles Successfully
- $2.8B Assets
- Loans: $1.6B/Deposits: $2.3B
- 80% Florida/20% Georgia
- 50/50 Mix of Consumer and Commercial Clients
- $1.2B Assets Under Management

60 Offices in 3 MSA's


Atlanta
Augusta
Macon
Savannah
Montgomery
ALABAMA
GEORGIA
Jacksonville
Tallahassee
Panama City
Gainesville
Daytona Beach
Orlando
FLORIDA
Fort Myers
Miami

Corporate Profile

27 Years

Experienced Management
Average of 27 Years Experience with CCBG

Ownership
70% Retail/ 30% Institutional
~ 27% Insider

70/30

$248M

Market Cap
$248 Million

Florida on the Rise

- Highest Migration Rate in U.S. - Twice U.S. Average ~ 1,000 People Per Day
- 3rd Most Populous State - Projected Population Growth 2X National Average
- Several Growth Measures (Jobs, Personal Income, GDP, Tourism) Now Surpass Prior Peaks and National Average
- Business-friendly State with No Personal Income Tax
- State/Local Budgets Growing and Healthy
- CCBG Markets Will Benefit From Multiplier Effect


Government
Higher Education
Healthcare
Agriculture
Manufacturing
Retail Distribution
Professional Associations
Retirees
Tourism
Defense
Technology
Transportation

Growth Markets

TALLAHASSEE MSA

Total Deposits	$973,895
Market Share (1)	16.33%
Market Share Rank (1)	#1
Top 3 Industries	Government, Education, Professional
Projected Population Growth	3.7%
Projected HH Income Growth	6.6%

MACON MSA

Total Deposits	$93,169
Market Share (1)	2.84%
Market Share Rank (1)	#7
Top 3 Industries	Education, Healthcare, Defense
Projected Population Growth	0.6%
Projected HH Income Growth	2.9%

GAINESVILLE MSA

Total Deposits	$232,175
Market Share (1)	5.97%
Market Share Rank (1)	#6
Top 3 Industries	Education, Healthcare, Retail Distribution
Projected Population Growth	4.4%
Projected HH Income Growth	3.6%

RURAL COMBINED *(15 Markets)(2)*

Total Deposits	$776,678
Market Share (1)(2)	10.67%
Market Champions	Agriculture, Manufacturing, County Seat

- Top 3 Market Share in 8 of 15 Markets

- Top 4 Market Share in 11 of 15 Markets

(1) Source: SNL Financial
(2) Excludes markets with < 2% share

Core Deposit Advantage

AVERAGE DEPOSITS BY TYPE[1]


13%
8%
11%
34%
34%
NOW
NIB Demand Deposits
Money Market
CDs
Regular Savings

COST OF FUNDS[1]

(13bps)


0.5
0.4
0.3
0.2
0.1
0.0
CCBG
Florida Peer(2)
Regional Peer(2)
National Peer(2)

(1) YTD
(2) Publically Traded $1 -$5 Billion SE Commercial Banks (Source: SNL)

Loan Portfolio Diversification

LOAN PORTFOLIO(1)


3%
14%
14%
4%
15%
32%
18%

$1,568,022

- Commercial Loans
- Construction R/E
- Commercial R/E
- Residential R/E
- Home Equity R/E
- Direct Consumer
- Indirect Auto

CRE COMPOSITION

133% of Tier 1 Capital


4%
16%
16%
64%

$355,086

- Improved Property
- Vacant Land
- Construction
- Condos

IMPROVED PROPERTY COMPOSITION


2%
8%
8%
31%
9%
9%
16%
17%

$227,876

- 1-4 Residential
- Hotel/Motel
- Retail
- Multi-Family
- Industrial/Warehouse
- Office
- Other
- Gas Station/C-Store

(1) 3Q2016-EOM

Credit Quality

NASDAQ:CCBG

- **NPA Reduction**: 6% Decrease in Q3 and 28% Decrease in 2016
- **Classified Loans:** 4% Decrease in Q3 and 19% Decrease in 2016
- **Continued Strong OREO Sales with Retail Disposition Strategy:** 13% Decrease in Q3 and 34% Decrease in 2016

CLASSIFIED LOANS
(% of Total Loans)



$300M
$250M
$200M
$150M
$100M
$50M
0
15.23%
$286M
5.77%
$83M
3.56%
$53M
2.76%
$43M
4Q09
Peak
4Q14
4Q15
3Q16

NON-PERFORMING ASSETS
(% of Assets)



$150M
$120M
$90M
$60M
$30M
0
5.21%
$137.6M
2.00%
$52.4M
1.06%
$29.6M
0.78%
$21.4M
4Q11
Peak
4Q14
4Q15
3Q16

TOTAL OREO BALANCES



$80M
$70M
$60M
$50M
$40M
$30M
$20M
$10M
$0
$62.6M
$35.7M
$19.3M
$12.7M
4Q11
Peak
4Q14
4Q15
3Q16

Strong Capital Position

CAPITAL TO EXECUTE


$300,000
$250,000
$200,000
$150,000
$100,000
$50,000
0
2010
2014
2015(1)
3Q16
Trust Preferred
Common Equity
Excess Capital

STAYING POWER


20
15
10
5
0
14.59%
6.82%
6.93%
17.76%
7.38%
8.95%
17.25%
6.99%
9.21%
16.28%
7.19%
9.25%
2010
2014
2015
3Q16
Risk Based Capital - CCBG
Tangible Common Equity - CCBG (2)
Tangible Common Equity - Publicly Traded $1-$5 Billion SE Banks

(1) Basel III became effective in 2015.
(2) Adjusted non-GAAP, see appendix for reconciliation.

Strong Earnings Engine

NASDAQ:CCBG

- Cumulative profit through the cycle* = $22M or $1.32/share
- Growth will come from operating leverage



3.25
$3.00
2.75
2.5
2.25
$2.00
1.75
1.5
1.25
$1.00
.75
.5
.25
-.25
0.89
3.22
-0.2
2.25
-0.02
2.01
0.29
2.07
0.01
1.50
0.35
1.13
0.53
1.12
0.53
1.16
0.49
0.96
2008(1)
2009
2010
2011(2)
2012
2013
2014(3)
2015(4)
YTD16(5)
Net Income
Pre-Tax Pre-Credit Costs (PTPCC) Per Diluted Share(6)

*2008-2013

(1) Includes gain on sale of Merchant Services processing of $0.22 per share.
(2) Includes gain on sale of Visa shares of $0.09 per share.
(3) Includes one-time tax benefit of $0.13 per share.
(4) Includes BOLI proceeds of $0.10 per share.
(5) Includes TRUPs repurchase gain of $0.09 per share.
(6) Adjusted non-GAAP; see appendix for reconciliation

Strategic Initiatives: Three Pillars of Execution

Drive Revenues

Generate Loan Growth > Positioned to Win on Rates > Grow & Diversify Fee Income

Disciplined Expense Management

Committed to Expense Reduction > Efficiency Initiatives in Motion

Effectively Deploy Capital

Organic Growth > Return Capital > Leverage Capital

> *Executed Under A Strong Risk Management & Credit Culture* <

DRIVE REVENUES

Diversified Revenues

INTEREST INCOME(1)


1.0%
1.5%
3.6%
8.0%
8.7%
9.3%
3.0%
13.7%
20.3%
30.9%

$60.3 Million

- Funds Sold
- Investment Securities
- Commercial Loans
- Construction R/E
- Commercial R/E
- Residential R/E
- Home Equity R/E
- Direct Consumer
- Indirect Auto
- Fees On Loans

FEE INCOME(1)


2.6%
15.3%
9.3%
41%
of Operating Revenues
39.3%
12.8%
20.7%

$40.1 Million

- Deposit Fees
- Bank Card Fees
- Wealth Management Fee
- Mortgage Banking Fees
- Data Processing Fees
- Other

(1) YTD

DRIVE REVENUES

Generate Loan Growth

PERIOD END LOANS

($ in billions / % growth)


$2,000,000
$1,500,000
$1,000,000
$500,000
0
3.0%
4.1%
5.7%*
$1,400
$1,442
$1,504
$1,568
2013
2014
2015
3Q16

GROWTH BY SEGMENT(1)


$60M
$50M
$40M
$30M
$20M
$10M
$0M
-$10M
31.7%
8.9%
1.2%
-1.6%
1.4%
9.0%
7.9%
0.0%
Commercial Loans
Construction R/E
Commercial R/E
Residential R/E
Home Equity R/E
Direct Consumer
Indirect Auto
Other - LIP

**Annualized*
(1) 3Q16 vs. 3Q15

DRIVE REVENUES

Positioned to Win on Rates

LOAN REPRICING



23%
39%
15%
10%
4%
5%
4%
Overnight
12 Months
24 Months
36 Months
48 Months
60 Months
> 60 Months

RATE MIX



$1,568,022
41% Adjustable
23% Variable
36% Fixed

- 64% of Loan Portfolio is Variable or Adjustable
- ~ 2/3 of Loan Portfolio Re-Prices Within One Year
- 50 BP Rate Rise = Favorable Annual Impact in excess of $2.0 Million

DRIVE REVENUES

Grow and Diversify Fee Income

FEE INCOME MIX


$40,870
$40,903
100
80
60
40
20
0
$1,138
Data Processing Fees
$1,042
$3,496
Mortgage Banking Fees
$3,800
$5,241
Other Fees
$6,244
$5,640
Wealth Management Fees
$5,256
$8,411
Bank Card Fees
$8,467
$16,944
Deposit Fees
$16,094
2015(1)
2016(1)

GROWTH INITIATIVES


Free to Fee Checking
Check Cashing/ Prepaid Cards
Improve Card Utilization
Leverage Working Capital Finance Platform
Grow Wealth Management Assets
Residential Originations

(1) YTD

EXPENSE MANAGEMENT

Committed to Expense Reduction

NONINTEREST EXPENSE TREND


$150M
$120M
$90M
$60M
$30M
0
$6,652
$115,193
$16,641
$97,718
$18,069
$97,204
$12,440
$73,213
2007
2014
2015
2016(2)
Cycle Costs(1)
Core Expenses

NONINTEREST EXPENSE MIX


2016(2)
41.5%
7.2%
7.6%
16.1%
5.2%
6.0%
3.9%
12.5%
Salaries
Associate Benefits
Pension Plan
Occupancy
Legal & Professional
Processing Services
Other Real Estate
Other

(1) OREO, Legal (Loan Collections), FDIC Insurance & Pension Costs
(2) YTD

EXPENSE MANAGEMENT

Initiatives in Motion

Channel Optimization	Process Improvement	Reduce Cycle Costs	Support Growth
Self-Service Teller	Consolidate Platforms	OREO	Onboarding
Mobile & Online	Electronic Documents	Legal	Client Segmentation
Website Enhancements	Eliminate Non-Value-Added Tasks	Pension	
Office/Market ROA Reviews		FDIC	

Effectively Deploy Capital

Organic Growth

- Technology Investments
- Leverage Infrastructure

Return Capital

- Dividend
- Share Repurchase Program

Leverage Capital

- M&A Opportunities
- Non-Bank Businesses

Acquisition Opportunity

NASDAQ:CCBG

Profile

- Banks with $100-500M assets
  ~300 total banks
- TBV pricing attractive

Targets

- Strong core deposit base
- Lack of scale to absorb regulatory cost
- Succession plan unclear



Atlanta
Birmingham
Charleston
Montgomery
Savannah
Macon
Mobile
Jacksonville
Tallahassee
Gainesville
Panama City
Tallahassee
Orlando
Expansion Area
Tampa
Fort Myers
Miami
0
125 Miles
250 Miles
500 Miles
0
125 KM
250 KM
500 KM

2016 Focus

Broader Based Loan Growth	• Small Business Lending, WCF/ABL and Participations
Implement Fee Income Initiatives	• Including our new checking account platform and strategies to drive interchange revenues
Focus on Problem Asset Resolution	• Will lower our NPAs and reduce our credit costs
Evaluate Acquisition Opportunities	• Evaluate both bank and non-bank opportunities

Why CCBG?

- Florida is Back
  Growth Measures Nearing Prior Peaks
- Stable Markets
  Strong Deposit Franchise
- Strong Capital – Ability to Deploy
- Insider Ownership
- Seasoned and Experienced Bankers
  Low Execution Risk
- CCBG is One of the Few Remaining "Pure Plays" in Florida

Capital City Bank Group®


Trade Pattern - Year overview
Stock Market share
Share value

Appendix

Capital City Bank Group

Quarterly Results

NASDAQ:CCBG


0.45
0.40
0.35
0.30
0.25
0.20
0.15
0.10
0.05
0.00
0.22
0.24
0.08
0.28
0.12
0.31
0.11
0.29
0.06
0.2
0.22
0.36
0.09
0.26
0.16
0.35
0.1
0.25
0.22
0.41
0.17
0.30
1Q14*
2Q14
3Q14
4Q14
1Q15
2Q15**
3Q15
4Q15
1Q16
2Q16***
3Q16
Diluted Earnings Per Share
Pre-Tax Pre-Credit Costs ("PTPCC") per diluted share(1)

*Includes one-time tax benefit of $0.13 per share.
**Includes BOLI proceeds of $0.10 per share.
*** Includes TRUPs repurchase gain of $0.09 per share
(1) Adjusted non-GAAP; see appendix for reconciliation

Financial Highlights

NASDAQ:CCBG

Dollars in Thousands, except Earnings per Share	2011	2012	2013	2014	2015	YTD 2016
Interest Income	$99,459	$89,680	$82,152	$78,221	$79,658	$60,322
Interest Expense	7,537	5,368	4,416	3,580	3,307	2,416
Net Interest Income	91,922	84,312	77,736	74,641	76,351	57,906
Provision	18,996	16,166	3,472	1,905	1,594	355
Noninterest Income	58,848	55,185	56,416	52,536	54,091	40,903
Noninterest Expense	126,248	124,559	122,710	114,358	115,273	85,654
Income Taxes	629	(1,336)	1,925	1,654	4,459	4,350
Net Income	4,897	108	6,045	9,260	9,116	8,450
Diluted Earnings Per Share	.29	.01	.35	.53	.53	.49
RATIOS						
Return on Average Assets	.19%	.00%	.24%	.36%	.34%	.41%
Return on Average Equity	1.86	.04	2.40	3.27	3.31	4.06
Net Interest Margin	4.18	3.81	3.54	3.36	3.31	3.22
Net Charge-offs to Average Loans	1.39	1.16	.66	.53	.35	.05
Efficiency Ratio (FTE)	82.79	88.72	91.09	89.68	87.94	86.05
Dividend Payout Ratio	103.45	N/M	N/M	16.98	24.53	24.45

Financial Highlights

As of Period-End *Dollars in Thousands*	2011	2012	2013	2014	2015	3Q16
Investments	$307,149	$296,985	$399,631	$505,129	$638,920	$680,067
Loans	1,628,683	1,521,302	1,399,668	1,442,062	1,503,907	1,568,022
Total Assets	2,641,312	2,633,984	2,611,903	2,627,169	2,797,860	2,753,154
Noninterest Bearing Deposits	618,317	609,235	641,463	659,115	758,283	801,671
Interest Bearing Deposits	1,554,202	1,535,761	1,494,784	1,487,679	1,544,566	1,513,436
Total Deposits	2,172,519	2,144,996	2,136,248	2,146,794	2,302,849	2,315,107
Capital	251,942	246,889	276,400	272,540	274,352	276,624
RATIOS						
Risk Based Capital	15.32%	15.72%	17.94%	17.76%	17.25%	16.28%
Tangible Equity	6.51	6.35	7.58	7.38	6.99	7.19
Nonperforming Assets to Total Assets	5.21	4.47	3.26	2.00	1.06	0.78
Reserve to Loans	1.91	1.93	1.65	1.22	0.93	0.88
Reserve to Nonperforming Loans	41.37	45.42	62.48	104.60	135.40	159.56

Market Demographic

Anchor and small-town America markets more stable and predictable.

	Population Growth Rate		Household	
	2010-2017	2017-2022	Median Income 2017	Projected Change 2017-2022
Tallahassee MSA	4.91%	4.31%	$47,178	9.51%
CCBG Florida Markets	7.35	5.11	43,173	6.16
Florida	10.36	6.65	49,639	7.79
US	5.31	3.77	57,462	7.27

Sources: SNL Financial, Inc.; ESRI; US Census Bureau

Deposit Market Share

- Market Share gives pricing leverage
- Keeps cost of funds low
- Organic growth going forward

State	Number of Offices	CCBG Deposits in Market ($000)*	Percent of Total CCBG Franchise	Ranking: Counties with 2012 Market Share in Top 4	Deposit Market Share**
Florida	48	2,022,421	86.51%	13 of 19	8.74%
Georgia	10	287,59	12.30%	2 of 5	5.37%
Alabama	2	27,801	1.19%	-	9.24%
Totals	60	2,337,812	100.00%	-	

*Sources: SNL Balances as of 6/30/2016

** CCBG aggregate market share for counties where CCBG has a market share of >.50%.

Non-GAAP Financial Measures

NASDAQ:CCBG

We present a tangible common equity ratio that removes the effect of goodwill resulting from merger and acquisition activity. We believe this measure is useful to investors because it allows investors to more easily compare our capital adequacy to other companies in the industry. The GAAP to non-GAAP reconciliation is provided below.

(Dollars in Thousands)		2010	2014	2015	3Q16
TANGIBLE COMMON EQUITY RATIO					
Shareowners' Equity (GAAP)		$259,019	$272,540	$274,352	$276,624
Less: Goodwill (GAAP)		86,158	84,811	84,811	84,811
Tangible Shareowners' Equity (non-GAAP)	A	172,861	187,729	189,541	191,813
Total Assets (GAAP)		2,622,053	2,627,169	2,797,860	2,753,154
Less: Goodwill (GAAP)		86,158	84,811	84,811	84,811
Tangible Assets (non-GAAP)	B	$2,535,895	$2,542,358	$2,713,049	$2,668,343
Tangible Common Equity Ratio	A/B	6.82%	7.38%	6.99%	7.19%

Pre-tax pre-credit costs per diluted share is a measure used by management to evaluate core operating results exclusive of credit costs, including loan loss provision and other real estate expenses. We believe this measure is useful to investors because it allows investors to more easily compare our core operating results to other companies in the industry. The GAAP to non-GAAP reconciliation is provided below.

(Dollars in Thousands)		2008	2009	2010	2011	2012	2013	2014	2015	YTD 2016
PRE-TAX PRE-CREDIT COSTS *PER DILUTED SHARE*										
Income Before Income Taxes (GAAP)		$21,937	$(8,807)	$(3,382)	$5,526	$(1,228)	$7,970	$10,914	$13,575	$12,800
Plus: Provision for Loan Losses (GAAP)		32,496	40,017	23,824	18,996	16,166	3,472	1,905	1,594	355
Plus: Other Real Estate Owned Expense (GAAP)		758	7,128	13,926	10,908	10,812	8,233	6,811	4,971	3,306
Pre-Tax Pre-Credit Costs (non-GAAP)	A	55,191	38,338	34,368	35,430	25,750	19,675	19,630	20,140	16,461
Average Diluted Common Shares (GAAP)	B	17,147	17,045	17,077	17,140	17,220	17,399	17,488	17,318	17,100
Pre-Tax Pre-Credit Costs Per Diluted Share	A/B	$3.22	$2.25	$2.01	$2.07	$1.50	$1.13	$1.12	$1.16	$0.96